UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                             October 28, 2005
_____________________________________________________________________________
                              Date of Report
                    (Date of earliest event reported)


                 First Federal Bancshares of Arkansas, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Texas                                  0-28312                     71-0785261
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)


1401 Highway 62-65 North, Harrison, Arkansas                          72601
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


                               (870) 741-7641
_____________________________________________________________________________
           (Registrant's telephone number, including area code)

                               Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.     Results of Operations and Financial Condition
               _____________________________________________

     On October 28, 2005, First Federal Bancshares of Arkansas, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2005. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits
               _________________________________

       (a)     Not applicable.

       (b)     Not applicable.

       (c)     The following exhibit is included with this Report:

       Exhibit No.         Description
       ___________         ___________

       99.1                Press Release, dated October 28, 2005


























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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST FEDERAL BANCSHARES OF
                                    ARKANSAS, INC.



                                   By:    /s/ Larry J. Brandt
                                          _____________________________________
                                   Name:  Larry J. Brandt
                                   Title: President and Chief Executive Officer




Date:  October 28, 2005




























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